FEDERATED STOCK AND BOND FUND, INC.
(formerly, Stock and Bond Fund, Inc.)
Class B Shares

SUPPLEMENT TO PROSPECTUS DATED AUGUST 29, 1996
1.Please delete in its entirety the section entitled ``ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE''which begins on page 27 of the prospectus and replace with the following:
     `ELIMINATION OF CONTINGENT DEFERRED SALES CHARGE
     The contingent deferred sales charge will be eliminated with respect to the following redemptions: (1) redemptions following the death or disability, as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, of the last surviving shareholder; (2) redemptions representing minimum required distributions from an Individual Retirement Account or other retirement plan to a shareholder who has attained the age of 70 1/2; (3) involuntary redemptions by the Fund of Shares in shareholder accounts that do not comply with the minimum balance requirements; and (4) qualifying redemptions of Class B Shares under a Systematic Withdrawal Program. To qualify for elimination of the contingent deferred sales charge through a Systematic Withdrawal Program, the redemptions of Class B Shares must be from an account: that is at least 12 months old, has all Fund distributions reinvested in Fund Shares, and has a value of at least $10,000 when the Systematic Withdrawal Program is established. Qualifying redemptions may not exceed 1.00% monthly of the account value as periodically determined by the Fund. For more information regarding the elimination of the contingent deferred sales charge through a Systematic Withdrawal Program contact your financial intermediary or the Fund. No contingent deferred sales charge will be imposed on redemptions of Shares held by Directors, employees and sales representatives of the Fund, the distributor, or affiliates of the Fund or distributor, and their immediate family members; employees of any financial institution that sells Shares of the Fund pursuant to a sales agreement with the distributor; and spouses and children under the age of 21 of the aforementioned persons. Finally, no contingent deferred sales charge will be imposed on the redemption of Shares originally purchased through a bank trust department, an investment adviser registered under the Investment Advisers Act of 1940 or retirement plans where the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, or any other financial institution, to the extent that no payments were advanced for purchases made through such entities. The Fund reserves the right to discontinue or modify the elimination of the contingent deferred sales charge. Shareholders will be notified of a discontinuation. Any Shares purchased prior to the termination of such waiver would have the contingent deferred sales charge eliminated as provided in the Fund's prospectus at the time of the purchase of the Shares. If a shareholder making a redemption qualifies for an elimination of the contingent deferred sales charge, the shareholder must notify Federated Securities Corp. or the transfer agent in writing that the shareholder is entitled to such elimination.''




2.Please delete in its entirety the section entitled ``PORTFOLIO MANAGERS' BACKGROUND''which begins on page 30 of the prospectus and replace with the following:
     `Scott B. Schermerhorn has been the Fund's portfolio manager since July 1996 and is responsible for managing the equity portion of the Fund. Mr. Schermerhorn joined Federated Investors in 1996 as a Vice President of the Fund's investment adviser. From 1990 through 1996, Mr. Schermerhorn was a Senior Vice President and Senior Investment Officer at J W Seligman & Co., Inc. Mr. Schermerhorn received his M.B.A. in Finance and International Business from Seton Hall University.
     Joseph M. Balestrino has been the Fund's portfolio manager since May 1994 and is responsible for the allocation of fixed income assets between investment grade and high yield. Mr. Balestrino also manages the investment grade portion of the Fund. Mr. Balestrino joined Federated Investors in 1986 and has been a Vice President of the Fund's investment adviser since 1995. Mr. Balestrino served as an Assistant Vice President of the investment adviser from 1991 to 1995. Mr. Balestrino is a Chartered Financial Analyst and received his Master's Degree in Urban and Regional Planning from the University of Pittsburgh.
     Mark E. Durbiano has been the Fund's portfolio manager since September 1996 and is responsbile for managing the high yield portion of the Fund. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Fund's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Fund's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.''

                                                           October 1, 1996

FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779



Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313911208
G01407-06 (10/96)

FEDERATED STOCK AND BOND FUND, INC.
(formerly, Stock and Bond Fund, Inc.)
Class B Shares

SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 29, 1996 Please insert the following directly after the section entitled
`REDEEMING SHARES'' on page 16 of the Statement of Additional
Information:
     `ELIMINATION OF THE CONTINGENT DEFERRED SALES CHARGE
     The amounts that a shareholder may withdraw under a Systematic Withdrawal Program that qualify for elimination of the Contingent Deferred Sales Charge may not exceed 12% annually with reference initially to the value of the Class B Shares upon establishment of the Systematic Withdrawal Program and then as calculated at the annual valuation date. Redemptions on a qualifying Systematic Withdrawal Program can be made at a rate of 1.00% monthly, 3.00% quarterly, or 6.00% semi-annually with reference to the applicable account valuation amount. Amounts that exceed the 12.00% annual limit for redemption, as described, may be subject to the Contingent Deferred Sales Charge. To the extent that a shareholder exchanges Shares for Class B Shares of other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the 12 month holding requirement. However, for purposes of meeting the $10,000 minimum account value requirement, Class B Share accounts will not be aggregated.''
                                                           October 1, 1996
FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA  15222-3779
Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 313911208
G01407-07 (10/96)